SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e) (2)
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or
                  ss. 240.14a-12

                           THE PHOENIX-ENGEMANN FUNDS
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]      No fee required.

         [ ]      Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)       Proposed maximum aggregate value of transaction:
5)       Total fee paid: ___________

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                  2)       Form, Schedule or Registration No.:
                  3)       Filing Party:
                  4)       Date Filed:

PHOENIX EQUITY                 101 Munson Street          Toll Free 800 243-1574
PLANNING CORPORATION           PO Box 88
                               Greenfield, MA  01301


[LOGO] PHOENIX
       INVESTMENT PARTNERS



                                                                October 11, 2000


Dear Shareholder:

       We are pleased to enclose the proxy statement for the November 30, 2000 special shareholders meeting being held for the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

       We are asking shareholders to approve a tax-free reorganization of each Fund into a series of a Delaware business trust and to approve changes to each Fund's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change the name, investment objective, investment adviser or portfolio manager for any of the Funds, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by any Fund.

       Your Board of Trustees believes that the proposed reorganization and changes in the fundamental investment restrictions are in the best interests of shareholders. The Board of Trustees has unanimously recommended that shareholders for each of the Funds vote for the reorganization and changes in the fundamental investment restrictions. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

       I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,


/s/ J. Roger Engemann
J. Roger Engemann
President, The Phoenix-Engemann Funds

      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for distribution to prospective investors.


Distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                      PHOENIX-ENGEMANN BALANCED RETURN FUND
                       PHOENIX-ENGEMANN FOCUS GROWTH FUND
                        PHOENIX-ENGEMANN NIFTY FIFTY FUND
                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                         PHOENIX-ENGEMANN VALUE 25 FUND

                                EACH A SERIES OF
                           THE PHOENIX-ENGEMANN FUNDS

                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2000

                              --------------------


To the Shareholders:

     The Phoenix-Engemann Funds, a Massachusetts business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund (collectively, the "Funds," and each individually, a "Fund") at the offices of the Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on November 30, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware business trust.

     2. To amend the fundamental investment restriction of each Fund regarding diversification.

     3. To amend the fundamental investment restriction of each Fund regarding concentration.

     4. To amend the fundamental investment restriction of each Fund regarding borrowing.

     5. To amend the fundamental investment restriction of each Fund regarding the issuance of senior securities.

     6. To amend the fundamental investment restriction of each Fund regarding underwriting.

     7. To amend the fundamental investment restriction of each Fund regarding investing in real estate.

     8. To amend the fundamental investment restriction of each Fund regarding investing in commodities.

     9. To amend the fundamental investment restriction of each Fund regarding lending.

     10. To eliminate the fundamental investment restriction of the Small & Mid-Cap Growth Fund and the Value 25 Fund regarding pledging of assets.

     11. To eliminate the fundamental investment restriction of the Balanced Return Fund, the Focus Growth Fund, the Nifty Fifty Fund and the Small & Mid-Cap Growth Fund regarding officer or trustee ownership of securities.

     12. To eliminate the fundamental investment restriction of each Fund regarding the purchase of securities of other investment companies.

     13. To eliminate the fundamental investment restriction of the Small & Mid-Cap Growth Fund and the Value 25 Fund regarding investments in oil, gas or other mineral leases, rights or royalty contracts.

     14. To eliminate the fundamental investment restriction of each Fund regarding the purchase of securities of unseasoned issuers.

     15. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of any of the Funds at the close of business on October 2, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

     o by telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

     o   by mail, with the enclosed proxy card and postage-paid envelope; or

     o   in person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

      PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE
       ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                         By Order of the Board of Trustees
                                         of The Phoenix-Engemann Funds,



                                         TINA L. MITCHELL
                                         Secretary

                      PHOENIX-ENGEMANN BALANCED RETURN FUND
                       PHOENIX-ENGEMANN FOCUS GROWTH FUND
                        PHOENIX-ENGEMANN NIFTY FIFTY FUND
                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                         PHOENIX-ENGEMANN VALUE 25 FUND

                                EACH A SERIES OF

                           THE PHOENIX-ENGEMANN FUNDS

                                 PROXY STATEMENT

                              --------------------

                             MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of The Phoenix-Engemann Funds (the "Trust") of proxies to be used at a meeting of the shareholders of the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund (collectively, the "Funds," and each individually, a "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on November 30, 2000 at 2:00 p.m., local time.

     The purposes of the meeting are to consider a plan to reorganize the Trust from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of each Fund. In the reorganization, each of the Funds will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the "New Funds") will be established as series of the Delaware Trust. Each New Fund will have the same classes of shares as the classes of the corresponding existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

     The proposed investment restriction changes will not change the investment objective or principal investment strategy of any of the Funds. The reorganization will not change the name, investment objective or principal investment strategy, investment adviser, independent accountant, or fiscal year of any of the Funds. Each shareholder will own the same number of shares of their New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. Each New Fund will offer the same shareholder services as its predecessor Fund.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about October 11, 2000. The shareholders of each Fund will vote on the proposals as indicated in the table below:

                                            BALANCED RETURN FUND
                                             FOCUS GROWTH FUND           SMALL & MID-CAP          VALUE 25
                PROPOSAL                     NIFTY FIFTY FUND              GROWTH FUND              FUND
                --------                     ----------------              -----------              ----
1.   To approve the reorganization                     X                        X                    X
     of the Trust into a Delaware
     business trust.

2.   To amend the fundamental                          X                        X                    X
     investment restrictions regarding
     diversification.

3.   To amend the fundamental                          X                        X                    X
     investment restriction regarding
     concentration.

                                            BALANCED RETURN FUND
                                              FOCUS GROWTH FUND           SMALL & MID-CAP          VALUE 25
                PROPOSAL                       NIFTY FIFTY FUND             GROWTH FUND              FUND
                --------                       ----------------             -----------              ----

4.   To amend the fundamental                          X                        X                    X
     investment restriction regarding
     borrowing.

5.   To amend the fundamental                          X                        X                    X
     investment restriction regarding
     the issuance of senior securities.

6.   To amend the fundamental                          X                        X                    X
     investment restriction regarding
     underwriting.

7.   To amend the fundamental                          X                        X                    X
     investment restriction regarding
     investing in real estate.

8.   To amend the fundamental                          X                        X                    X
     investment restrictions regarding
     investing in commodities.

9.   To amend the fundamental                          X                        X                    X
     investment restriction regarding
     lending.

10.  To eliminate the fundamental                                               X                    X
     investment restriction regarding
     pledging of assets.

11.  To eliminate the fundamental                      X                        X
     investment restriction regarding
     officer or trustee ownership of
     securities.

12.  To eliminate the fundamental                      X                        X                    X
     investment restriction regarding
     the purchase of securities of other
     investment companies.

13.  To eliminate the fundamental                                               X                    X
     investment restriction regarding
     investments in oil, gas or other
     mineral leases, rights or royalty
     contracts.

14.  To eliminate the fundamental                      X                        X                    X
     investment restriction regarding
     the purchase of securities of
     unseasoned issuers.


VOTING INFORMATION
     Shareholders of record of the Funds at the close of business on October 2, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding 4,981,897.084 shares of the Balanced Return Fund, 23,534,671.707 shares of the Focus Growth Fund, 11,840,231.607 shares of the Nifty Fifty Fund, 9,528,375.117 shares of the Small & Mid-Cap Growth Fund and 1,817,425.440 shares of the Value 25 Fund.

     Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of forty percent (40%) of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund, but any lesser number shall be sufficient for adjournments. A quorum being present, the approval of the reorganization proposal requires the affirmative vote of a majority of the shares of each Fund entitled to vote. The reorganization will not take place unless each Fund of the Trust separately approves the reorganization proposal. If the reorganization is not approved by all of the Funds of the Trust, the Trust will continue as a Massachusetts business trust and the Board of Trustees of the Trust may consider other alternatives that it views as being in the best interests of the shareholders of the Funds. The approval of each change to a fundamental investment restriction by a Fund requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of a Fund. If shareholders of a Fund do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect for that Fund only.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o   by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the

Funds. Certain solicitation costs will be directly attributable to the Funds or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time, while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $15,000, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of September 27, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any of the Funds:

                                                                                  PERCENTAGE OF THE
  NAME OF SHAREHOLDER                      FUND AND CLASS                               CLASS            NUMBER OF SHARES
  -------------------                      --------------                               -----            ----------------
MLPF&S                                     Balanced Return Fund Class A                 25.84%               879,629.254
For the Sole Benefit of its Customers      Balanced Return Fund Class B                 34.82%               333,674.967
Attn: Fund Administration                  Balanced Return Fund Class C                 49.63%               300,330.109
4800 Deer Lake Drive East, 3rd FL          Focus Growth Fund Class A                    40.09%             7,387,497.297
Jacksonville, FL 32246-6484                Focus Growth Fund Class B                    49.14%             1,568,542.346
                                           Focus Growth Fund Class C                    53.15%             1,024,949.521
                                           Nifty Fifty Fund Class A                     34.16%             2,380,669.973
                                           Nifty Fifty Fund Class B                     41.51%             1,299,686.529
                                           Nifty Fifty Fund Class C                     62.66%             1,088,975.471
                                           Small & Mid Cap Growth Fund
                                           Class A                                      27.65%             1,459,852.227
                                           Small & Mid Cap Growth Fund
                                           Class B                                      37.15%               914,253.578
                                           Value 25 Fund Class A                         7.47%                70,331.628
                                           Value 25 Fund Class B                        28.87%               187,676.657
                                           Value 25 Fund Class C                        57.63%               130,237.031


Charles Schwab & Co., Inc.                 Small & Mid Cap Growth Fund                   5.00%               264,146.955
Special Custody Account for                Class A
The Benefit of Customers
Attn. Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Merrill Lynch, Pierce, Fenner &            Small & Mid Cap Growth Fund                  41.08%               709,705.900
Smith, Inc.                                Class C
Trade House Account
Attn. Book Entry
4801 Deer Lake Drive East
Jacksonville, FL 32246-6485

Barney Sofro                               Value 25 Fund Class A                         7.47%                70,331.628
2307 Blanchard Drive
Glendale, CA 91208-1912

Union Bank Tr. Nominee                     Value 25 Fund Class A                         7.05%                75,101.781
FBO Mork MP
P.O. Box 85484
San Diego, CA 92186-5484

                                                                                  PERCENTAGE OF THE
  NAME OF SHAREHOLDER                      FUND AND CLASS                               CLASS            NUMBER OF SHARES
  -------------------                      --------------                               -----            ----------------
Union Bank Tr. Nominee                     Value 25 Fund Class A                        13.90%               130,889.921
FBO Moore Invest
P.O. Box 85484
San Diego, CA 92186-5484

     The following table sets forth information as of September 27, 2000, with respect to each executive officer or Trustee of the Trust who owns shares of any class of any of the Funds:



  NAME OF SHAREHOLDER             FUND NAME                                      SHARES OWNED      PERCENT OWNED
  -------------------             ---------                                      ------------      -------------
Malcolm Axon                      Focus Growth Fund Class A                            2,409.152         *
                                  Nifty Fifty Fund Class A                            11,492.041         *
                                  Small & Mid-Cap Growth Fund Class A                  2,082.771         *

Roger Engemann                    Balanced Return Fund Class A                         3,633.768         *
                                  Focus Growth Fund Class A                          290,719.920       1.58%
                                  Nifty Fifty Fund Class A                            54,424.042         *
                                  Small & Mid-Cap Growth Fund Class A                 49,789.701         *

Barry E. McKinley                 Focus Growth Fund Class A                            8,180.398         *
                                  Nifty Fifty Fund Class A                               255.532         *
                                  Value 25 Fund Class A                                1,953.614         *

Philip R. McLoughlin              Nifty Fifty Fund Class A                                13.894         *

Robert L. Peterson                Focus Growth Fund Class A                            1,557.032         *
                                  Nifty Fifty Fund Class A                               145.670         *

John S. Tilson                    Nifty Fifty Fund Class A                             1,846.203         *
                                  Value 25 Fund Class A                                   30.577         *

Angela Wong                       Nifty Fifty Fund Class A                             2,556.061         *


* less than 1%

     On September 27, 2000, the Trustees and officers as a group owned 1.63% of the Focus Growth Fund Class A Shares, 1.01% of the Nifty Fifty Fund Class A Shares, and less than 1% of the outstanding shares of any other class of any of the Funds.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-1574.


                                   PROPOSAL 1

               TO REORGANIZE THE FUND AS A DELAWARE BUSINESS TRUST

     The Board of Trustees has proposed that the shareholders of the Trust approve the reorganization of the Trust in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION
     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates, including Roger Engemann & Associates, Inc. ("Engemann") (the "Phoenix Funds") will be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Funds. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to amend the Delaware trust instrument, merge or consolidate the New Funds with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Trust and the Delaware Trust" on page 9.

THE AGREEMENT AND PLAN OF REORGANIZATION
     The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Funds will transfer all of its assets to a corresponding New Fund in exchange solely for all of the shares of such New Fund. Each New Fund will also assume all of the liabilities of its predecessor Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of each of the Funds of the Trust. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

     The closing of the reorganization is scheduled to occur on the second Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about December 15, 2000.

     The reorganization agreement authorizes each Fund, as the sole shareholder of the corresponding New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o   elect trustees of the Delaware Trust;

     o approve an investment management agreement with Roger Engemann & Associates, Inc.; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

     As soon as practicable after the closing of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Trust under the laws of the Commonwealth of Massachusetts.

MANAGEMENT AND OTHER SERVICE PROVIDERS
     Engemann, the current adviser of the Funds, will continue to serve as investment adviser to the New Funds following the reorganization. The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve a new advisory agreement with Engemann that is substantially identical to the current agreement. The rate of advisory fees payable to Engemann under the new investment advisory agreement with respect to each New Fund will be the same as under the current agreement.

     Engemann is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. Engemann also acts as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1999, Engemann had $10.9 billion in assets under management. Engemann has been an investment adviser since 1969.

     As compensation for its services to the Focus Growth Fund, the Nifty Fifty Fund and the Value 25 Fund, Engemann receives a fee from each Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.90% of the Fund's average daily net assets up to $50 million, 0.80% of the Fund's average daily net assets from $50 million to $500 million and 70% of the Fund's average daily net assets in excess of $500 million.

     As compensation for its services to the Balanced Return Fund, Engemann receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 80% of the Fund's average daily net assets up to $50 million, 0.70% of the Fund's average daily net assets from $50 million to $500 million and 0.60% of the Fund's average daily net assets in excess of $500 million.

     As compensation for its services to the Small & Mid-Cap Growth Fund, Engemann receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 1.0% of the Fund's daily net assets up to $50 million, 0.90% of the Fund's daily net assets from $50 million to $500 million and 0.80% of the Fund's average daily net assets in excess of $500 million.

     The current advisory agreement with Engemann was last approved by the Board of Trustees on June 6, 2000. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the Investment Company Act of 1940 (the "1940 Act"). For purposes of this proxy statement, the "1940 Act" includes rules and regulations of the Securities and Exchange Commission ("SEC") issued under that Act.

     PricewaterhouseCoopers LLP currently serves as each Fund's independent accountants and will also serve as independent accountants for the New Funds. The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. Union Bank of California will continue to serve as custodian of the New Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR
     Each of the Funds currently operates on a fiscal year ending December 31. Following the reorganization, the New Funds will also operate on a fiscal year ending December 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND FUNDAMENTAL INVESTMENT
     RESTRICTIONS The investment objective and principal investment strategy of each New Fund will be identical to the investment objective and principal investment strategy of the corresponding Fund. The fundamental investment restrictions of each New Fund will be identical to the fundamental investment restrictions of the corresponding Fund immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to Proposals 2-14.

FEDERAL INCOME TAX CONSEQUENCES
     As a condition to the reorganization, the Trust will receive tax opinions from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinions will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     o the transfer of all of the assets of each Fund solely in exchange for shares of the corresponding New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o no gain or loss will be recognized by any Fund on the transfer of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares and the assumption by the corresponding New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

     o the tax basis of each Fund's assets acquired by the corresponding New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of each Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Fund;

     o no gain or loss will be recognized by the corresponding New Fund upon the receipt of the assets of each Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

     o no gain or loss will be recognized by shareholders of each Fund upon the receipt of shares of the corresponding New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

     o the aggregate tax basis of the corresponding New Fund shares, including any fractional shares, received by each shareholder of each Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of a Fund will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Fund in exchange for corresponding New Fund shares, the assumption by the New Fund of all known liabilities of such Fund, and the distribution of such shares to the Fund, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
     The distribution arrangements of each New Fund will be the same as those of the corresponding Fund. Each Fund currently offers Class A, Class B and Class C shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the corresponding New Fund in exchange for their shares in each Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of a New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the corresponding Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the corresponding Fund.

     Equity Planning serves as the distributor of shares for the Funds and will also be the distributor of the New Funds. The Delaware Trust will adopt a distribution plan under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Funds and the furnishing of shareholder services that is substantially identical to the existing distribution plan for the each of the Funds.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
     Each New Fund will offer the same shareholder services as its corresponding Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     Shareholders may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS
     Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the respective New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the respective New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE DELAWARE TRUST
     The following is a summary of certain differences between and among the trust instrument and by-laws of the Trust and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Trust and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

     General. The Trust was organized as a Massachusetts business trust in May 1986. The Trust is currently governed by an Amended and Restated Agreement and Declaration of Trust dated as of July 13, 1993, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Trust's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of both the Trust and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument provides that any Trustee may be removed by a majority of the Trustees.

     Liability of Trustees and Officers. A Trustee of both the Trust and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder.

     Shareholder Voting. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Trust, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Trust have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Trust. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting a New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value per share would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value per share. On matters where only shareholders of a single class of a Fund vote on an issue, all shareholders of the class would have the same voting rights since the net asset value per share is the same for all shares in a single class of a Fund. On matters requiring trust-wide votes where all Funds in a trust are required to vote, dollar-based voting provides shareholders who own shares with a higher net asset value than other Funds with more voting power relative to shareholders of other Funds in the Trust.

     Shareholder Meetings. The Delaware Trust and the Trust are not required to hold annual shareholder meetings. Neither the Massachusetts Trust Instrument nor the Delaware Trust Instrument specifically authorizes shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of either the Trust or the Delaware Trust may by written request call a special meeting of shareholders of the respective trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, shareholders holding a majority of the outstanding shares of a Fund must approve the merger or consolidation of the Fund.

     Termination of the Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. A New Fund, or a class thereof, may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, the Trust may be terminated by either the Trustees, upon written notice to the shareholders, or by the shareholders upon the affirmative vote of two-thirds of the outstanding shares of each Fund. Likewise, any Fund or a class of a Fund may be terminated by either the Trustees, upon written notice to the shareholders, or by the shareholders upon the affirmative vote of two-thirds of the outstanding shares of that Fund or class.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). The Massachusetts Trust Instrument provides that it may be amended by the Trustees.

     Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a California business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.

CERTAIN INFORMATION REGARDING THE TRUSTEES
     The 1940 Act requires that at least one-half of the Trustees of the Trust and, following the reorganization, the Delaware Trust, be elected by shareholders. The Trust currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the then current Trustees of the Trust as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

---------------------------------- ------------------- --------------------------------------------------------------------
NAME, ADDRESS AND AGE              POSITIONS HELD      PRINCIPAL OCCUPATIONS
                                   WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------- ------------------- --------------------------------------------------------------------

*Roger Engemann (59)               Chairman of the     Chairman, President and Director of the Adviser since 1969.
600 North Rosemead                 Board, President    Chairman, President and Director, Pasadena Capital Corporation
Boulevard                          and Trustee         (1988-present) and Roger Engemann Management Co., Inc.
Pasadena, California 91107                             (1985-present).
---------------------------------- ------------------- --------------------------------------------------------------------
Barry E. McKinley (64)             Trustee             Certified Public Accountant; head of B.E. McKinley & Associates,
300 North Lake Avenue                                  an accounting firm, since its inception in 1971.
Suite 930
Pasadena, California 91101
---------------------------------- ------------------- --------------------------------------------------------------------
*Philip R. McLoughlin (53)         Trustee and         Chairman (1997-present), Director (1995-present), Vice Chairman
                                   President           (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                       Investment Partners, Ltd. Director (1994-present) and Executive
                                                       Vice President, Investments (1988-present), Phoenix Home Life
                                                       Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                       Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                       Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                       (1999-present). Director (1983-present) and Chairman
                                                       (1995-present), Phoenix Investment Counsel, Inc. Director
                                                       (1984-present) and President (1990-1999), Phoenix Equity Planning
                                                       Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig
                                                       Advisers LLC (1999-present). Director, PXRE Corporation (Delaware)
                                                       (1985-present) and World Trust Fund (1991-present). Director and
                                                       Executive Vice President, Phoenix Life and Annuity Company
                                                       (1996-present). Director and Executive Vice President, PHL
                                                       Variable Insurance Company (1995-present). Director, Phoenix
                                                       Charter Oak Trust Company (1996-present). Director and Vice
                                                       President, PM Holdings, Inc. (1985-present). Director
                                                       (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                       Inc. Director, PHL Associates, Inc. (1995-present).
---------------------------------- ------------------- --------------------------------------------------------------------
Robert L. Peterson (61)            Trustee             Private investor. From 1988-1995, Regional Manager for Commercial
P.O. Box 80784                                         Real Estate Brokerage in the Pasadena office of Jon Douglas
San Marino, California 91118                           Company, a real estate firm. Prior thereto he was associated with the real estate brokerage firm of R.A. Rowan & Co.
---------------------------------- ------------------- --------------------------------------------------------------------
Richard C. Taylor (53)             Trustee             President of Richard Taylor Company, Inc., a food ingredients
2100 Huntington Drive. #9                              broker, since 1987.
San Marino, California 91108
---------------------------------- ------------------- --------------------------------------------------------------------
John S. Tilson (56)                Vice                Executive Vice President (1994-present), Senior Vice President
600 North Rosemead                 President           (1983-1994), Roger Engemann & Associates, Inc. Executive Vice
Boulevard                                              President and Director (1994-present), Senior Vice President and
Pasadena, CA 91107                                     Director (1990-1994), Pasadena Capital Corporation. Executive Vice
                                                       President (1994-present) and Security Analyst (1983-1994), Roger
                                                       Engemann Management Co., Inc.
---------------------------------- ------------------- --------------------------------------------------------------------

---------------------------------- ------------------- --------------------------------------------------------------------
NAME, ADDRESS AND AGE              POSITIONS HELD      PRINCIPAL OCCUPATIONS
                                   WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------- ------------------- --------------------------------------------------------------------
Angela Wong (48)                   Trustee             Since August 1999, Ms. Wong has been General Counsel at Self
3880 San Rafael Ave.                                   Realization Fellowship. From 1986-1999, she was of counsel to the
Los Angeles, California                                law firm of Manatt, Phelps, Phillips & Kantor, specializing in
90065                                                  employee benefits.
---------------------------------- ------------------- --------------------------------------------------------------------
Malcolm Axon (41)                  Chief Financial     Chief Financial Officer and Secretary of the Adviser since 1995;
600 North Rosemead                 Officer             previously Controller from 1991 to 1995.  Chief Financial Officer
Boulevard                                              and Secretary of Roger Engemann Management Co. Inc. since 1993 and
Pasadena, California  91107                            of Pasadena Capital Corporation since 1995.
---------------------------------- ------------------- --------------------------------------------------------------------
Tina L. Mitchell (42)              Secretary           Vice President, Compliance (since 1999) of the Adviser; previously
600 North Rosemead                                     Compliance Officer from 1997 to 1999 and Assistant Compliance
Boulevard                                              Officer from 1993 to 1997. Compliance Officer of Roger Engemann
Pasadena, California 91101                             Management Co., Inc. since 1997; previously, Assistant Compliance
                                                       Officer from 1993-1997.
---------------------------------- ------------------- --------------------------------------------------------------------

     For services rendered to the Trust for the fiscal year ended December 31, 1999, the Trustees received an aggregate of $80,000. For services on the Boards of Trustees who is not a full-time employee of the Advisor or any of its affiliates currently receives $2,500 per quarter plus $2,500 for each meeting attended. The officers of the Trust and the Trustees affiliated with the Adviser receive no direct compensation for performing the duties of such offices. However, those officers and Trustees who are affiliated with the Adviser may receive remuneration indirectly because the Adviser receives management fees from the Funds.

CURRENT BOARD COMMITTEES AND MEETINGS
     The Board of Trustees has an Audit Committee which consists of four of the Trustees who are not interested persons of the Trust (i.e., the "Independent Trustees"). The Audit Committee meets with the Trust's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of Barry E. McKinley, Robert L. Peterson, Richard E. Taylor and Angela Wong. The Audit Committee held two meetings during the fiscal year ended December 31, 1999.

     The Delaware Trust has Audit Committee composed entirely of the same independent Trustees.

     The Board of Trustees held five meetings during the fiscal year ended December 31, 1999. Each Trustee was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his or her tenure.

     For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                    TOTAL COMPENSATION
                                      AGGREGATE     PENSION OR RETIREMENT     ESTIMATED ANNUAL     FROM TRUST AND TRUST
                                    COMPENSATION      BENEFITS ACCRUED AS       BENEFITS UPON     COMPLEX (5 FUNDS) PAID
 NAME                                FROM TRUST     PART OF TRUST EXPENSES       RETIREMENT            TO TRUSTEES
 ----                                ----------     ----------------------       ----------            -----------

Roger Engemann                            None                                                                 None
Barry E. McKinley                      $20,000            None for any           None for any               $20,000
Philip R. McLoughlin*                     None              Trustee                Trustee                     None
Robert L. Peterson                     $20,000                                                              $20,000
Richard C. Taylor                      $20,000                                                              $20,000
Angela Wong                            $20,000                                                              $20,000

----------
* McLoughlin was appointed a Trustee on September 12, 2000.

           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.


    PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-14)

     If all of the proposals are approved by each Fund, each Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Management believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Funds will have additional flexibility to engage in previously prohibited activities if the proposals are approved, the Funds do not presently anticipate that the use of different investment restrictions resulting from amending and eliminating the current restrictions as described in the proposals below will have any material impact on the investment techniques employed. For a more detailed comparison of the current and proposed fundamental investment restrictions, see Proposals 2-14 below.


                                   PROPOSAL 2

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OF
                       THE FUNDS REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restrictions regarding diversification. The current fundamental investment restrictions regarding diversification applicable to each Fund provide that:

       "The Funds may not, with respect of 75% of a Fund's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer. This limitation does not apply with respect to the remaining 25% of a Fund's total assets (except that neither the Focus Growth Fund nor the Balanced Return Fund will invest more than 10% of its total assets in any one non-U.S.
       Government issuer)."

       "The Funds may not, with respect to 75% of the Small & Mid-Cap Growth and Value 25 Funds' total assets and 100% of the Focus Growth, Nifty Fifty and Balanced Return Funds' total assets, acquire more than 10% of any one class of securities of an issuer or more than 10% of the outstanding voting securities of any one issuer. (For this purpose all common stocks of an issuer are regarded as a single class, and all preferred stocks of an issuer are regarded as a single class.)"

     If Proposal 2 is approved, these restrictions will be replaced with the following fundamental investment restriction regarding diversification:

       "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     Generally, both the current restrictions and the proposed restriction exclude 25% of a Fund's assets from the percentage limitations. However, under the current restrictions the Focus Growth Fund and the Balanced Return Fund each has a limitation against investing more than 10% of its assets in any non-U.S. Government issuer which applies to all of the Fund's assets. The proposed restriction does not contain this limitation. In addition, under the current restrictions the Focus Growth Fund, the Nifty Fifty Fund and Balanced Return Fund each has limitations against acquiring more than 10% if any one class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer which apply to all of each Fund's assets. Under the proposed restriction, 25% of each Fund's assets are in a basket that is excluded from the 10% limitation on ownership of the outstanding voting securities of any issuer. In addition, the proposed restriction does not otherwise limit a Fund's ownership of any one class of securities of an issuer. If the proposed restriction is adopted by a Fund, that Fund would be permitted to invest in a smaller number of issuers than such Fund is currently permitted to invest in. If a Fund were to invest in a smaller number of issuers, the performance of a single issuer could have a greater impact on such Fund's share price. Thus, the Funds could be exposed to increased volatility to the extent they invest in a smaller number of issuers. The proposed restriction is based upon the definition of a "diversified company" under the 1940 Act.

                                   PROPOSAL 3

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                        THE FUNDS REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding concentration. The current fundamental investment restriction regarding industry concentration applicable to each Fund provides that the Fund may not:

       "Concentrate its investments in particular industries, and in no event invest more than 25% of the value of its total assets in any one industry."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for each Fund:

       "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     Management believes that the proposed fundamental investment restriction is substantially similar to the Fund's current fundamental investment restriction.


                                   PROPOSAL 4

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                          THE FUNDS REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing applicable to each Fund provides that the Fund may not:

       "Borrow money in excess of 20% (5% for the Focus Growth, the Nifty Fifty and Balanced Return Funds) of its total assets (taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (Each Fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage [total assets of the Fund, including the amount borrowed, less liabilities other than such borrowings] of at least 300% of the amount of all borrowings. In the event that, due to market decline on other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.)"

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

       "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The proposed borrowing restriction is based upon the limitations currently imposed on mutual funds by the 1940 Act. If the proposal is adopted, each Fund will have greater flexibility to leverage the Fund's assets in that the Fund will have the ability to borrow up to one-third of its total assets from banks for any purposes, and an additional 5% of its total assets for temporary purposes. Under the current restriction, the use of proceeds of borrowings is more restrictive; each Fund may borrow up to 20% of its total assets (5% for the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) only as a temporary measure. Borrowing would exaggerate the effect on a Fund's net asset value resulting from any increase or decrease in the market price of securities in such Fund's portfolio and, therefore, may increase the volatility of the Funds under the proposed restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.


                                   PROPOSAL 5

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
              THE FUNDS REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities applicable to each Fund provides that the Fund may not:

       "Issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     Each Fund is currently not permitted to issue senior securities, except to the extent permitted by its fundamental investment restrictions. Under the proposed restriction, the Fund will be prohibited from issuing senior securities in violation of the 1940 Act but may engage in activities permitted by SEC exemptive orders or staff interpretations. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Funds are allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Funds will have greater flexibility to issue senior securities, the Funds may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a Fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, a Fund could experience increased risks due to the effects of leveraging.


                                   PROPOSAL 6

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                        THE FUNDS REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting applicable to each Fund provides that the Fund may not:

       "Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Management believes the proposed restriction applicable to underwriting is substantially similar to the current restriction.

                                   PROPOSAL 7

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate applicable to each Fund provides that the Fund may not:

       "Purchase or sell real property (including limited partnership interests), except that the Fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "A Fund may not purchase or sell real estate, except that the Fund may
       (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
       (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     Under the current restriction, the Funds may not make investments in real estate or real estate limited partnerships, except for interests in real estate investment trusts or securities of issuers which invest in real estate and are readily marketable or securities which are secured by interests in real estate or interests therein, and except the Funds may deal in real estate acquired by the Fund through the exercise of its rights as a holder of obligations secured by real estate. The proposed restriction does not limit investments to those which are readily marketable or liquid. The proposed restriction specifically does not limit investments in real estate limited partnerships. The proposed restriction would also permit the Funds to acquire or lease office space for their own use, although it is not anticipated that the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Management believes this possibility is remote, this change would provide useful flexibility should such an event occur.


                                   PROPOSAL 8

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restrictions regarding investing in commodities. The current fundamental investment restrictions regarding commodities for the Funds provide that:

       "[The Small & Mid-Cap Growth Fund and the Value 25 Fund may not] buy or sell ... commodities or commodity contracts, except for transactions in futures contracts and options thereon entered into for hedging purposes."

       "[The Focus Growth Fund, the Nifty Fifty Fund and the Balanced Growth Fund may not] purchase or sell financial futures, commodities or commodities contracts, including futures contracts on physical commodities."

     If Proposal 8 is approved, these restrictions will be replaced with the following fundamental investment restriction:

       "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities)."

     The current restrictions prohibit transactions in commodities or commodities contracts, except the Small & Mid-Cap Growth Fund and the Value 25 Fund may engage in futures contracts and options on futures contracts for hedging purposes. The proposed restriction permits each Fund to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. However, the ability of the Funds to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Funds would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.


                                   PROPOSAL 9

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                                REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending applicable to each Fund provides that the Fund may not:

       "Make loans, except (a) by purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue to the public or to financial institutions, (b) by entry into repurchase agreements, or (c) through the lending of its portfolio securities with respect to not more than 25% of its total assets."

     If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, the Fund is prohibited from lending money, except in connection with the acquisition of marketable bonds, debentures, commercial paper, corporate notes or similar obligations and entering into repurchase agreements. The proposed lending restriction offers greater flexibility in that the Fund is permitted to engage in a broader scope of lending activities. The current restriction limits the lending of a Fund's portfolio securities to 25% of its total assets. The proposed restriction does not contain any such percentage limitation. However, the staff of the SEC currently limits loans of Fund securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction, the Funds would be able to take advantage of that increased flexibility. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Funds. The proposed lending restriction would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Management does not currently intend to establish an interfund lending program.

                                   PROPOSAL 10

           TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE
                SMALL & MID-CAP GROWTH FUND AND THE VALUE 25 FUND
                          REGARDING PLEDGING OF ASSETS

     The Board of Trustees has proposed that the shareholders of the Small & Mid-Cap Growth Fund and the Value 25 Fund approve the elimination of the fundamental investment restriction regarding pledging of assets. The current fundamental investment restriction applicable to the Small & Mid-Cap Growth Fund and the Value 25 Fund provides that the Fund may not:

       "Pledge more than 25% of its total assets (taken at cost) in connection with permissible borrowings. For the purposes of this restriction, the deposit of underlying securities and other assets in connection with the writing of put and call options and collateral arrangements with respect to margin for currency futures contracts are not deemed to be a pledge of assets."

     If Proposal 10 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 11

 TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE BALANCED FUND, THE
   FOCUS GROWTH FUND, THE NIFTY FIFTY FUND AND THE SMALL & MID-CAP GROWTH FUND
              REGARDING OFFICER OR TRUSTEE OWNERSHIP OF SECURITIES

     The Board of Trustees has proposed that the shareholders of the Balanced Fund, the Focus Growth Fund, the Nifty Fifty Fund and the Small & Mid-Cap Growth Fund approve the elimination of the fundamental investment restriction regarding investments in issuers whose securities are owned by an officer or trustee. The current fundamental investment restriction applicable to these Funds provides that the Fund may not:

       "Invest in securities of any company, if officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares or securities of that company collectively own more than 5% of such securities."

     If Proposal 11 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 12

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
  THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities of other investment companies. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase the securities of any other investment company except (a) within the limits of the 1940 Act, (b) in a public offering or in the open market or in privately negotiated transactions where, in either case, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than a customary broker's commission or underwriting discount) results from such purchase, (c) if such purchase is part of a merger, consolidation, or acquisition of assets, or (d) as part of a master-feeder arrangement."

     If Proposal 12 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to regulation. These state law requirements are no longer applicable to mutual funds. However, the Funds would remain subject to limitations on investments in other registered investment companies imposed on all mutual funds under the 1940 Act. Fund assets invested in other investment companies will incur fees and other expenses similar to the investment management, custodial and other fees that each Fund charges. To the extent a Fund invests in other investment companies, shareholders would in effect incur a second layer of fees and other expenses in connection with these investments.

                                   PROPOSAL 13

             TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR
              THE SMALL & MID-CAP GROWTH FUND AND THE VALUE 25 FUND
           REGARDING INVESTMENTS IN OIL, GAS OR OTHER MINERAL LEASES,
                           RIGHTS OR ROYALTY CONTRACTS

     The Board of Trustees has proposed that the shareholders of the Small & Mid-Cap Growth Fund and the Value 25 Fund approve the elimination of the fundamental investment restriction regarding investing in oil, gas or other mineral leases, rights or royalty contracts. The current fundamental investment restriction applicable to the Small & Mid-Cap Growth Fund and the Value 25 Fund provides that the Fund may not:

       "Buy or sell oil, gas or other mineral leases, rights or royalty contracts."

     If Proposal 13 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 14

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF UNSEASONED ISSUERS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities of unseasoned issuers. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

       "Invest more than 5% (30% for the Balanced Return Fund) of its total assets in securities of any one issuer which, together with any predecessor, has been in continuous operation for less than three years."

     If Proposal 14 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


   THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT
                       SHAREHOLDERS APPROVE PROPOSALS 2-14

INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT
     Roger Engemann & Associates, Inc., 600 North Rosemead Boulevard, Pasadena, California 91107 is the investment adviser to the Funds. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the principal executive offices of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2000, by and between The Phoenix-Engemann Funds, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund series (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and The Phoenix-Engemann Funds, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund series (collectively, the "Successor Funds" and each individually, a "Successor Fund").

       All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective Fund series.

       This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

       WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

       WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       PLAN OF REORGANIZATION
         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefore: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Fund equal to the number of shares of the corresponding class of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph
1.2. Such transactions shall take place at the closing provided for in paragraph
2.1 (the "Closing").

         1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist a or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

         1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Successor Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Trust, on behalf of the Successor Funds and Roger Engemann & Associates, Inc., and (iii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Funds.

         1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.       CLOSING AND CLOSING DATE
         2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

         2.2 The Predecessor Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.       REPRESENTATIONS AND WARRANTIES
         3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

                (i) The Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

                (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

                (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust of the Predecessor Trust, as amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

                (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

         3.2 The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

                (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

                (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

                (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

                (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

                (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.       CONDITIONS PRECEDENT
         4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

                (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

                (ii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

                (iii) all representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

                (iv) all representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

                (v) the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

                (vi) a vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.       EXPENSES
         5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.       ENTIRE AGREEMENT
         The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.       TERMINATION
         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.       AMENDMENTS
         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.       NOTICES
         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY
         10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

         10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

         10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

         10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.



ATTEST                                     THE PHOENIX-ENGEMANN FUNDS,
                                           a Massachusetts business trust



------------------------------
Name:                                      By:------------------------------
Title:                                     Name:
                                           Title:



ATTEST                                     THE PHOENIX-ENGEMANN FUNDS,
                                           a Delaware business trust



------------------------------
Name:                                      By:------------------------------
Title:                                     Name:
                                           Title:

                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                      PHOENIX-ENGEMANN BALANCED RETURN FUND

                                      PROXY

         The undersigned shareholder of the Phoenix-Engemann Balanced Return Fund (the "Fund"), a series of The Phoenix-Engemann Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Roger Engemann and Tina L. Mitchell, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

REORGANIZATION OF FUND

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of The Phoenix-Engemann            [ ]         [ ]             [ ]
      Funds as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING ELEVEN PROPOSALS              FOR         AGAINST         ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-9, 11-12  2-9, 11-12      2-9, 11-12
                                                                         AND 14      AND 14          AND 14
                                                                         [ ]         [ ]             [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING ELEVEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      diversification.                                                   [ ]         [ ]             [ ]

3.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      concentration.                                                     [ ]         [ ]             [ ]

4.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      borrowing.                                                         [ ]         [ ]             [ ]

5.    To amend the fundamental investment restriction regarding the      For         Against         Abstain
      issuance of senior securities.                                     [ ]         [ ]             [ ]

6.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      underwriting.                                                      [ ]         [ ]             [ ]

7.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in real estate.                                          [ ]         [ ]             [ ]

8.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      investing in commodities.                                          [ ]         [ ]             [ ]

9.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      lending.                                                           [ ]         [ ]             [ ]

10.   [Not applicable to this Fund.]                                     N/A         N/A            N/A

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [ ]         [ ]             [ ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [ ]         [ ]             [ ]

13.   [Not applicable to this Fund.]                                     N/A         N/A            N/A

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [ ]         [ ]             [ ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.




--------------------------------------------------- -----------------------
Signature (PLEASE SIGN WITHIN BOX)                  Date


--------------------------------------------------- -----------------------
Signature (Joint Owners)                            Date

                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                       PHOENIX-ENGEMANN FOCUS GROWTH FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Engemann Focus Growth Fund (the "Fund"), a series of The Phoenix-Engemann Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Roger Engemann and Tina L. Mitchell, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF FUND

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of The Phoenix-Engemann            [ ]         [ ]             [ ]
      Funds as a Delaware business trust.


CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING ELEVEN PROPOSALS              FOR         AGAINST         ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND,                                          2-9, 11-12  2-9, 11-12      2-9, 11-12
      VOTE HERE:                                                         AND 14      AND 14          AND 14

                                                                         [ ]         [ ]             [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING ELEVEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      diversification.                                                   [ ]         [ ]             [ ]

3.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      concentration.                                                     [ ]         [ ]             [ ]

4.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      borrowing.                                                         [ ]         [ ]             [ ]

5.    To amend the fundamental investment restriction regarding the      For         Against         Abstain
      issuance of senior securities.                                     [ ]         [ ]             [ ]

6.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      underwriting.                                                      [ ]         [ ]             [ ]

7.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in real estate.                                          [ ]         [ ]             [ ]

8.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      investing in commodities.                                          [ ]         [ ]             [ ]

9.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      lending.                                                           [ ]         [ ]             [ ]

10.   [Not applicable to this Fund.]                                     N/A         N/A            N/A

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [ ]         [ ]             [ ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [ ]         [ ]             [ ]

13.   [Not applicable to this Fund.]                                     N/A         N/A            N/A

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [ ]         [ ]             [ ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.




--------------------------------------------------- -----------------------
Signature (PLEASE SIGN WITHIN BOX)                  Date


--------------------------------------------------- -----------------------
Signature (Joint Owners)                            Date

                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                        PHOENIX-ENGEMANN NIFTY FIFTY FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Engemann Nifty Fifty Fund (the "Fund"), a series of The Phoenix-Engemann Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Roger Engemann and Tina L. Mitchell, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF FUND
1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of The Phoenix-Engemann            [ ]         [ ]             [ ]
      Funds as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS


      IF YOU WISH TO VOTE ON THE FOLLOWING ELEVEN PROPOSALS              FOR         AGAINST         ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-9, 11-12  2-9, 11-12      2-9, 11-12
                                                                         AND 14      AND 14          AND 14
                                                                         [ ]         [ ]             [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING ELEVEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      diversification.                                                   [ ]         [ ]             [ ]

3.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      concentration.                                                     [ ]         [ ]             [ ]

4.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      borrowing.                                                         [ ]         [ ]             [ ]

5.    To amend the fundamental investment restriction regarding the      For         Against         Abstain
      issuance of senior securities.                                     [ ]         [ ]             [ ]

6.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      underwriting.                                                      [ ]         [ ]             [ ]

7.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in real estate.                                          [ ]         [ ]             [ ]

8.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      investing in commodities.                                          [ ]         [ ]             [ ]

9.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      lending.                                                           [ ]         [ ]             [ ]

10.   [Not applicable to this Fund.]                                     N/A         N/A            N/A

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [ ]         [ ]             [ ]

12.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      the purchase of securities of other investment companies.          [ ]         [ ]             [ ]

13.   [Not applicable to this Fund.]                                     N/A         N/A             N/A

14.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      the purchase of securities of unseasoned issuers.                  [ ]         [ ]             [ ]


TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.




--------------------------------------------------- -----------------------
Signature (PLEASE SIGN WITHIN BOX)                  Date


--------------------------------------------------- -----------------------
Signature (Joint Owners)                            Date

                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Engemann Small & Mid-Cap Growth Fund (the "Fund"), a series of The Phoenix-Engemann Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Roger Engemann and Tina L. Mitchell, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF FUND
1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of The Phoenix-Engemann            [ ]         [ ]             [ ]
      Funds as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING THIRTEEN PROPOSALS            FOR         AGAINST         ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-14        2-14            2-14
                                                                         [ ]         [ ]             [ ]


      IF YOU WISH TO VOTE ON THE FOLLOWING THIRTEEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restrictions regarding         For         Against         Abstain
      diversification.                                                   [ ]         [ ]             [ ]

3.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      concentration.                                                     [ ]         [ ]             [ ]

4.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      borrowing.                                                         [ ]         [ ]             [ ]

5.    To amend the fundamental investment restriction regarding the      For         Against         Abstain
      issuance of senior securities.                                     [ ]         [ ]             [ ]

6.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      underwriting.                                                      [ ]         [ ]             [ ]

7.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in real estate.                                          [ ]         [ ]             [ ]

8.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in commodities.                                          [ ]         [ ]             [ ]

9.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      lending.                                                           [ ]         [ ]             [ ]

10.   To amend the fundamental investment restriction regarding          For         Against        Abstain
      pledging of assets.                                                [ ]         [ ]             [ ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [ ]         [ ]             [ ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [ ]         [ ]             [ ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investment in oil, gas or other mineral leases, rights or          [ ]         [ ]             [ ]
      royalty contracts.

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [ ]         [ ]             [ ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.




--------------------------------------------------- -----------------------
Signature (PLEASE SIGN WITHIN BOX)                  Date


--------------------------------------------------- -----------------------
Signature (Joint Owners)                            Date

                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                         PHOENIX-ENGEMANN VALUE 25 FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Engemann Value 25 Fund (the "Fund"), a series of The Phoenix-Engemann Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Roger Engemann and Tina L. Mitchell, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

REORGANIZATION OF FUND

1.    To approve an Agreement and Plan of Reorganization which           For          Against       Abstain
      provides for the reorganization of The Phoenix-Engemann            [ ]          [ ]           [ ]
      Funds as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWELVE PROPOSALS              FOR          AGAINST       ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 PROPOSALS    PROPOSALS     PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-10 AND     2-10 AND      2-10 AND
                                                                         12-14        12-14         12-14
                                                                         [ ]          [ ]           [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWELVE PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restrictions regarding         For          Against       Abstain
      diversification.                                                   [ ]          [ ]           [ ]

3.    To amend the fundamental investment restriction regarding          For          Against       Abstain
      concentration.                                                     [ ]          [ ]           [ ]

4.    To amend the fundamental investment restriction regarding          For          Against       Abstain
      borrowing.                                                         [ ]          [ ]           [ ]

5.    To amend the fundamental investment restriction regarding the      For          Against       Abstain
      issuance of senior securities.                                     [ ]          [ ]           [ ]

6.    To amend the fundamental investment restriction regarding          For          Against       Abstain
      underwriting.                                                      [ ]          [ ]           [ ]

7.    To amend the fundamental investment restriction regarding          For          Against       Abstain
      investing in real estate.                                          [ ]          [ ]           [ ]

8.    To amend the fundamental investment restriction regarding          For          Against       Abstain
      investing in commodities.                                          [ ]          [ ]           [ ]

9.    To amend the fundamental investment restriction regarding          For          Against       Abstain
      lending.                                                           [ ]          [ ]           [ ]

10.   To amend the fundamental investment restriction regarding          For          Against       Abstain
      pledging of assets.                                                [ ]          [ ]           [ ]

11.   [Not applicable to this Fund.]                                     For          Against       Abstain
                                                                         [ ]          [ ]           [ ]

12.   To eliminate the fundamental investment restriction regarding      For        Against         Abstain
      the purchase of securities of other investment companies.          [ ]          [ ]           [ ]

13.   To eliminate the fundamental investment restriction regarding      For        Against         Abstain
      investment in oil, gas or other mineral leases, rights or          [ ]          [ ]           [ ]
      royalty contracts.

14.   To eliminate the fundamental investment restriction regarding      For        Against         Abstain
      the purchase of securities of unseasoned issuers.                  [ ]          [ ]           [ ]


TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.




--------------------------------------------------- -----------------------
Signature (PLEASE SIGN WITHIN BOX)                  Date


--------------------------------------------------- -----------------------
Signature (Joint Owners)                            Date